SOUTHWESTERN PUBLIC SERVICE COMPANY
                           1989 STOCK INCENTIVE PLAN
                          (as amended April 23, 1991)

1. PURPOSE

     The Southwestern Public Service Company 1989 Stock Incentive Plan is designed to enable and encourage key employees of Southwestern Public Service Company and Subsidiaries to acquire or increase their ownership of the $1 par value common stock of the Company on reasonable terms or as an incentive bonus. The Plan also enables Directors of Southwestern Public Service Company and Subsidiaries to acquire such common stock at Fair Market Value. The opportunity so provided and the receipt of Shares as compensation are intended to foster in participants a strong incentive to put forth maximum eff ort for the continued success and growth of the Company for the benefit of customers and stockholders, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals in the future.

2. DEFINITIONS

     When used herein, the following terms shall have the meanings set forth below:

     2.1 "Award" shall mean an Option or a Restricted Stock Award.

     2.2 "Base Rate" means at any time the rate of interest per annum then most recently announced publicly by MBank Dallas, National Association, Dallas, Texas, as its base rate. The Base Rate shall also mean any successor rate that may be established by MBank Dallas, National Association, Dallas, T exas, from time to time.

     2.3 "Board" means the Board of Directors of Southwestern Public Service Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" means the members of the Board's Officers' Compensation Committee who are "disinterested persons" as defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 and, as such, are not eligible, and have not at any time during the one year period prior to commenci ng service on the Committee been eligible, for selection as persons to whom Shares (including restricted stock) may be allocated or to whom Options on Shares may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire S hares (including restricted stock), stock options, or stock appreciation rights of the Company or any of its affiliates.

     2.6 "Company" means Southwestern Public Service Company, a New Mexico corporation.

     2.7 "Corporate Transaction" means a transaction in which the Company is wholly or partially liquidated, or participates in a merger, consolidation, or reorganization.

     2.8 "Fair Market Value" means with respect to the Company's Shares the mean between the high and low prices of Shares on the New York Stock Exchange Composite Tape on the day on which an Award is granted (or Shares delivered in lieu of current cash compensation as permitted by the Plan) or, if t here should be no sale on that date, on the next preceding day on which there was a sale.

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     2.9 "Grantee" means a person to whom an Award is made.

     2.10 "Incentive Stock Option" or "ISO" means an Option awarded under the Plan which meets the terms and conditions established by Section 422A of the Code and applicable regulations.

     2.11 "Non-Qualified Stock Option" or "NQSO" means an Option awarded under the Plan other than an ISO.

     2.12 "Operating Committee" means a committee consisting of the Chief Executive Officer of the Company and such other officers of the Company as the Chief Executive Officer may designate to serve thereon at the pleasure of the Chief Executive Officer.

     2.13 "Option" means the right to purchase a number of Shares, at a price, for a term, under conditions, and for cash or other consideration fixed by the Committee and expressed in the written instrument evidencing the Option. An Option may be either an ISO or NQSO.

     2.14 "Plan" means the Company's 1989 Stock Incentive Plan.

     2.15 "Restricted Stock Award" means the grant of a right to receive a number of Shares at a time or times fixed by the Committee in the case of a grant to an officer of the Company or of a Subsidiary and by the Operating Committee in the case of a grant to an employee who is not such an officer, in each case in accordance with the Plan and subject to such limitations and restrictions as the Plan and the Committee or Operating Committee, as the case may be, shall impose, all as expressed in the written instrument evidencing the Restricted Stock Award. A Restricted Stock Award may be implem ented (i) by credit to a bookkeeping account maintained by the Company evidencing the accrual to a Grantee of unsecured and unfunded rights to Shares, or (ii) by delivery of certificates for Shares to the Grantee, who must endorse the certificates in blank and return them to the Company Treasurer o r other designated Company officer to be held for future delivery in accordance with the terms of the Restricted Stock Award.

     2.16 "Shares" means shares of the Company's $1 par value common stock except that, if any rights under an Award under the Plan pertain to any other security due to the operation of the adjustment provisions of the Plan, the term "Shares" shall include such other security.

     2.17 "Subsidiary" means any business, whether or not incorporated, in which the Company, at the time an Award is granted to an employee thereof, or in other cases, at the time of reference, owns directly or indirectly not less than 50 percent of the voting equity interest, except that with respe ct to an ISO the term "Subsidiary" shall have the meaning set forth in Section 425(f) of the Code.

     2.18 "Successor" means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option, or to receive Shares issuable in satisfaction of a Restricted Stock Award, by bequest or inheritance or by reason of the death of the Gr antee, as provided in accordance with Section 9 hereof.

     2.19 "Term" means the period during which an Option may be exercised or the period during which the restrictions placed on a Restricted Stock Award are in effect.


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3. ADMINISTRATION OF THE PLAN

     3.1 The Plan shall be administered by the Committee.

     3.2 Subject to the provisions of the Plan, the Committee as respects an Award to an officer of the Company or of a Subsidiary and the Operating Committee as respects an Award to an employee who is not such an officer shall have the authority to determine:

     (a) to whom Awards shall be granted;

     (b) the number of Shares to be covered by each Award;

     (c) the price to be paid for the Shares upon the exercise of each Option;

     (d) the Term;

     (e) the terms and conditions of each Option, which may include provisions for payment of the Option price in Shares at the Fair Market Value of such Shares on the day of their delivery for such purpose;

     (f) the restrictions on transfer and forfeiture conditions with respect to a Restricted Stock Award; and

     (g) any other terms and conditions of the Award, including whether or not the Option price, in the case of an Award of an Option, may be paid by a promissory note in accordance with Section 12.2.

     Awards to officers of the Company or of a Subsidiary shall be made only in accordance with the recommendation of the Committee and with the approval of the Board of Directors. Awards to employees who are not officers shall be made in accordance with the recommendation of the Operating Committee a nd with the approval of the Committee.

     3.3 The Committee may construe and interpret the Plan, reconcile inconsistencies thereunder, and supply omissions therefrom. Any decision or action taken by the Committee in the exercise of such powers or otherwise, arising out of or in connection with the construction, administration, interpret ation, and effect of the Plan and of its rules and regulations, shall be conclusive and binding upon each Grantee and his or her Successor.

     3.4 The Committee may appoint a secretary, who need not be a member of the Committee but must be an officer or other employee of the Company, and may establish and amend such rules and regulations for the conduct of its business and the administration of the Plan as it shall deem advisable.

     3.5 No member of the Committee or Operating Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee or service on the Operating Committee as respects the Plan. Service on the Committee is declared to constitute service a s a Director of the Company, to the end that the members of the Committee shall, in respect of their acts and omissions as such, be entitled to the benefits of the Company's Restated Articles of Incorporation, as amended, and to indemnification and reimbursement as Directors of the Company pursuant to its Bylaws or any contract and to the benefits of any letter of credit, insurance policy, or other arrangement maintained by the Company providing coverage with respect to acts or omissions of Directors of the Company or benefits with respect to the payment by or on behalf of the Company of suc h indemnification and reimbursement.


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     Service on the Operating Committee as respects the Plan is declared to be service as an officer of the Company, to the end that the members of the Operating Committee as respects their acts and omissions as such with respect to the Plan shall be entitled to indemnification and reimbursement as of ficers of the Company pursuant to its Bylaws or any contract and to the benefits of any letter of credit, insurance policy, or other arrangement maintained by the Company providing coverage with respect to acts or omissions of officers of the Company or benefits with respect to the payment by or on behalf of the Company of such indemnification and reimbursement.

     3.6 The Operating Committee shall inform the Committee as to its actions with respect to the Plan in such manner, at such times, and in such form as the Committee may request. The Committee shall regularly inform the Board as to its actions under the Plan in such manner, at such times, and in su ch form as the Board may request.

4. ELIGIBILITY

     Awards may be made under the Plan only to a key employee of the Company or of a Subsidiary, including officers. A Director who is not an employee shall not be eligible to receive an Award. Awards may be made to eligible employees whether or not they have received prior Awards under the Plan or un der any other plan, and whether or not they are participants in other benefit plans of the Company.

5. SHARES SUBJECT TO THE PLAN

     Eight hundred thousand Shares are reserved for use in connection with Awards under the Plan. The Shares so used may be Shares held in the treasury, however acquired, or Shares which are authorized but unissued. Any Shares subject to Options which lapse unexercised and any Shares forming part of a Restricted Stock Award which do not vest in the Grantee shall once again be available for grant of Awards.

6. GRANTING OF OPTIONS

     6.1 Subject to the terms of the Plan, the Committee may from time to time grant Options to officers of the Company or of a Subsidiary and the Operating Committee may from time to time grant Options to other eligible employees.

     6.2 Pursuant to the Code and applicable regulations, the aggregate Fair Market Value (determined as of the date or dates of grant of the ISO or ISOs involved) of the Shares with respect to which one or more ISOs are exercisable for the first time by an individual during any calendar year (includ ing all ISOs granted under all plans of the Company and its Subsidiaries) shall not exceed $100,000. No ISO shall be granted to an individual who, at the time the ISO is granted, owns (within the meaning of Section 422(A)(b)(6) of the Code) Shares possessing more than 10 percent of the total combin ed voting power of all classes of stock of the Company or any of its Subsidiaries unless, at the time the ISO is granted, the Option price is at least 110 percent of the Fair Market Value of the Shares subject to the ISO, and the ISO by its terms is not exercisable after the expiration of five year s from the date the ISO is granted.

     6.3 The purchase price of each Share subject to an Option shall be fixed by the Committee or Operating Committee, as the case may be, but shall, in the case of an ISO, be not less than the greater of (i) the par value of the Share

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or (ii) 100 percent of the Fair Market Value of the Share on the date the Option is granted. In the case of a NQSO, the purchase price of each Share subject to the NQSO shall not be less than the lesser of (i) the Fair Market Value of the Share on the date the NQSO is granted or (ii) 110 percent of the per Share book value determined as of the close of the most recently ended fiscal year of the Company.

     6.4 Each Option shall expire and all rights to purchase Shares thereunder shall terminate on the date fixed and expressed in the written instrument evidencing the Option, which date shall not be after the expiration of ten years from the date the Option is granted.

     6.5 Subject to the terms of the Plan, each Option shall become exercisable at the time, and for the number of Shares, expressed in the written instrument evidencing the Option. Except to the extent otherwise provided in or pursuant to Sections 9 and 10, no Option shall become exercisable as to a ny Shares prior to the first anniversary of the date on which the Option was granted.

7. RESTRICTED STOCK AWARDS

     7.1 Subject to the terms of the Plan, the Committee may also grant Restricted Stock Awards to officers of the Company or of a Subsidiary and the Operating Committee may also grant Restricted Stock Awards to other eligible employees.

     7.2 The number of Shares covered thereby and other terms and conditions of any such Restricted Stock Award, including the period for which and the conditions on which the Shares included in the Award will be subject to forfeiture and restrictions on transfer or on the ability of the Grantee to m ake elections with respect to the taxation of the Award without the consent of the Committee or Operating Committee, as the case may be, shall be expressed in the written instrument evidencing the Award. Except as provided in or pursuant to Sections 9 and 10, no such restrictions shall lapse earlie r than the first, or later than the tenth, anniversary of the date on which the Award was granted.

     7.3 The Committee, in the case of a grant of an Award to an officer of the Company or of a Subsidiary, and the Operating Committee, in the case of a grant of an Award to an eligible employee who is not such an officer, may establish and express in the written instrument evidencing the Award term s and conditions under which the Grantee of a Restricted Stock Award other than an Award of Shares represented by a stock certificate shall be entitled to receive an amount equivalent to any dividend payable with respect to the number of Shares which, as of the record date for which dividends are p ayable, have been credited to him but not delivered to him. Any such dividend equivalents (i) shall be paid to the Grantee of the Restricted Stock Award at such time or times during the period when the Shares are as yet undelivered pursuant to the terms of the Restricted Stock Award, or (ii) shall be paid to the Grantee at the time the Shares to which the dividend equivalents apply are delivered to the Grantee, or
(iii) may be reflected by the credit of additional full or fractional Shares to three decimal places in an amount equal to the amount of such dividend equivalents divided by the Fa ir Market Value of a full Share on the date of payment of the dividend on which the dividend equivalent is based, all as shall be expressed in the written instrument evidencing the Restricted Stock Award. Dividends on Restricted Stock Awards consisting of Shares represented by a stock certificate s hall be paid to the Grantee. Any arrangement for the payment or credit of dividend equivalents shall be terminated if, and to the extent that, under the terms



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and conditions so established, the right to receive Shares pursuant to the terms of the Restricted Stock Award shall terminate or lapse.

8. NONTRANSFERABILITY OF RIGHTS

     No Option and no rights under any Restricted Stock Award shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution, and the written instrument evidencing each Option and each Restricted Stock Award shall so state.

9. DEATH OR TERMINATION OF EMPLOYMENT

     9.1 Subject to the provisions of the Plan, there may be included in the written instrument evidencing an Option such provisions concerning exercise or lapse of the Option on death or termination of employment as may be determined by the Committee in the case of the grant of an Option to an offic er of the Company or of a Subsidiary or by the Operating Committee in the case of the grant of an Option to an eligible employee who is not such an officer. No such provision shall permit an Option to be exercised later than the expiration date of the Option determined pursuant to Section 6.4. No s uch provision shall permit an Option to be exercised prior to the first anniversary of the date on which it was granted, except in the event of death or termination of employment by reason of disability.

     9.2 No ISO shall be exercisable after the date which is three months following the Grantee's termination of employment for any reason other than death or disability. No ISO shall be exercisable after the date which is twelve months following the Grantee's termination of employment by reason of d eath or disability.

     9.3 The effect of death or termination of employment on Shares issuable or deliverable pursuant to any Restricted Stock Award shall be as stated in the written instrument evidencing the Award.

     9.4 A transfer of employment between the Company and a Subsidiary, or between Subsidiaries, shall not constitute a termination of employment for purposes of any Award. The written instrument evidencing the Award may specify whether or not, and if at all to what extent, any authorized leave of ab sence or absence for military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Award and the Plan.

10. PROVISIONS RELATING TO TERMINATION OF THE COMPANY'S SEPARATE EXISTENCE

     The written instrument evidencing an Award may provide that in the event a Corporate Transaction occurs in which the Company is not the surviving entity, the Option so evidenced shall be immediately exercisable in full and the Restricted Stock Award so evidenced shall be immediately payable in fu ll. The written instrument may also provide that if a Corporate Transaction occurs in which the Company is not the surviving entity (i) such an Option or Restricted Stock Award shall be continued with appropriate adjustments or (ii) a revised option or restricted stock award of equal value shall be substituted for the previously outstanding Option or Restricted Stock Award, as the case may be.

11. WRITTEN INSTRUMENTS EVIDENCING AWARDS

     Each Award granted under the Plan shall be evidenced by a written instrument which may be in the form of an agreement to be signed by the Grantee. The written instrument shall set forth the nature and size of the Award, its Term, the other terms and conditions thereof, and such other matters as t he Committee or Operating Committee, as the case may be, directs. Acceptance of



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any benefits of an Award by the Grantee shall be an assent to the terms and conditions set forth therein, whether or not the written instrument is in the form of an agreement signed by the Grantee.

12. EXERCISE OF RIGHTS UNDER AWARDS

     12.1 A person entitled to exercise an Option may do so only by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information which the Committee or Operating Committee, as the case may be, has previously required be furnished in connection with the exercise and of which such person has been notified.

     12.2 Such a notice shall be accompanied by payment in full for the purchase price of any Shares to be purchased thereunder, with such payment being made in cash or Shares having a Fair Market Value on the date of exercise of the Option equal to the purchase price payable under the Option or, if and only if the Option document so provides, a promissory note of the person exercising the Option secured by a pledge of some or all of the Shares so acquired in an amount not less than the good faith loan value of the Shares pledged to secure the loan, payable on a date or dates not more than fiv e years after issuance and bearing interest at a rate equal to the greater of (i) the minimum rate required to prevent the existence of "unstated interest" under Section 483 of the Code with respect to the Option price and (ii) the Base Rate, or a combination of cash and Shares and such a promissor y note. No Shares shall be issued or delivered upon exercise until full payment has been made therefor. If MBank Dallas, National Association, Dallas, Texas, is no longer in existence or has made no announcement of such rate for the period stated, the Committee shall select another reasonable rate in lieu of the above described rate as announced by MBank Dallas, National Association, Dallas, Texas.

     12.3 Upon exercise of an Option, or after grant of a Restricted Stock Award but before delivery of Shares in satisfaction thereof, the Grantee may request in writing that the Shares to be issued or delivered be in the name of the Grantee and another person as joint tenants with right of survivor ship or, in the case of a Restricted Stock Award or NQSO, as tenants in common.

     12.4 All notices or requests by a Grantee provided for herein shall be delivered to the President of the Company.

13. EFFECTIVE DATE AND DURATION OF THE PLAN

     13.1 The Plan shall become effective on July 26, 1988, the date of its adoption, subject to approval (i) within twelve months thereafter by the stockholders of the Company at a meeting duly held in accordance with applicable law and (ii) within applicable time limits by any governmental body, th e approval of the Plan by which body is required under applicable law. No Option shall be exercisable nor shall any Shares be deliverable or vest under a Restricted Stock Award prior to receipt of all required approvals.

     13.2 No Awards may be granted under the Plan after July 25, 1998, although the terms of any Award may at any time prior to the expiration of the Award be amended in accordance with the Plan.

14. DATE OF AWARD

     The date of an Award shall be the date on which the Committee's or Operating Committee's determination to grant the same is final, or such later date as shall be specified by the Committee or Operating Committee in connection with such determination.



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15. STOCKHOLDER STATUS

     No person shall have any rights as a stockholder by virtue of the grant of an Award under the Plan except with respect to Shares actually issued or delivered to that person.

16. POSTPONEMENT OF EXERCISE

     The Committee or Operating Committee, as the case may be, may postpone any exercise of an Option or the issuance or delivery of any Shares pursuant to a Restricted Stock Award for such period as the Committee or Operating Committee, as the case may be, in its discretion may deem necessary in orde r to permit the Company (i) to effect or maintain registration of the Plan or the Shares issuable upon the exercise of an Option or distributable in satisfaction of a Restricted Stock Award or both under the Securities Act of 1933, as amended, or the applicable securities laws of any jurisdiction, (ii) to permit any action to be taken in order to comply with restrictions or regulations incident to the maintenance of a public market for its Shares or to list the Shares on a national securities exchange, or (iii) to determine that such Shares and the Plan are exempt from such registration or t hat no action of the kind referred to in (ii) above shall or need be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to permit the exercise of an Option or to sell, issue, or deliver Shares in violation of the Securities Act of 1933 or other applicable law. Any such postponement shall not extend the Term of an Option nor shorten the Term of any restriction applicable under any Restricted Stock Award; and neither the Company nor its Directors or officers or any of them shall have any obligation or liability to the G rantee of an Award, to any Successor of a Grantee, or to any other person with respect to any Shares as to which an Option shall lapse because of such postponement or as to which issuance or delivery under a Restricted Stock Award was thereby delayed.

17. TERMINATION, SUSPENSION, OR MODIFICATION OF THE PLAN

     The Board may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without authorization of the stockholders of the Company, effect any change (other than through adjustment for changes in capitalization or in connection with Corporate Transactions as herein provid ed) which:

     (a) increases the aggregate number of Shares for which Awards may be granted;

     (b) lowers the minimum Option price;

     (c) lengthens the maximum period during which an Option may be exercised;

     (d) renders any member of the Committee eligible to receive an Award while serving thereon;

     (e) changes the class of employees eligible to receive Awards;

     (f) extends the period of time during which Awards may be granted; or

     (g) removes the restrictions set forth in the last sentence of this section.

     No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor of a Grantee under an Award granted before the date of such termination, suspension, or modification unless such Grantee or Successor shall consent thereto.



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Adjustments for changes in capitalization or Corporate Transactions as provided for herein shall not, however, be deemed to adversely affect any such right. To the extent required by applicable law, no member of the Board who is an officer or employee of the Company or a Subsidiary shall vote on any proposed amendment to the Plan, or on any other matter or question arising under the Plan, relating solely to his or her own individual interest thereunder.

18. ADJUSTMENT FOR CHANGES IN CAPITALIZATION AND CORPORATE TRANSACTIONS

     Any change in the number of outstanding Shares of the Company occurring through stock splits, combination of Shares, recapitalization, or dividends consisting of Shares after the adoption of the Plan shall be appropriately reflected in an increase or decrease in the aggregate number of Shares the n available for the grant of Awards under the Plan, or to become available through the termination, surrender, or lapse of Awards previously granted, and in the number of Shares subject to Restricted Stock Awards then outstanding; and appropriate adjustments shall be made in the per Share option pr ice or number of Shares subject to the Option as to any outstanding Options. No fractional Shares shall become available for Awards as a result of such adjustments. Similar adjustments shall be made in the event of distribution of other securities or other consideration in respect of outstanding Sh ares or in the event of a Corporate Transaction or any other change in the corporate structure, if and to the extent that the Committee deems such adjustments appropriate to maintain the interest of the Grantee (or the Grantee's Successor) as it existed before the occurrence of the event. In the ca se of an ISO, only those adjustments shall be made which do not constitute a modification of the ISO as that term is defined in Section 425 of the Code.

19. DELIVERY OF SHARES IN LIEU OF CASH INCENTIVE AWARDS OR DIRECTORS' FEES

     19.1 Any employee eligible for an Award under the Plan who is entitled to receive a cash payment from the Company under any management bonus or incentive plan of the Company may make application to the Committee in such manner as may be prescribed from time to time by the Committee to receive Sh ares available under the Plan in lieu of all or any portion of such cash payment.

     19.2 The Committee may in its discretion honor an employee's application made pursuant to this Section 19.1, by delivering Shares available under the Plan to such employee, equal in Fair Market Value at the delivery date to that portion of the cash payment otherwise payable to the employee under such bonus or incentive plan for which a Share delivery is to be made in lieu of cash payment.

     19.3 Any Director who is entitled to a cash payment for services rendered as a Director ("Remuneration") and who makes the election described below may receive Shares available under the Plan in lieu of all or any portion of such Remuneration. An election under the Plan must be in writing and mu st be irrevocable. An election effective for a given fiscal year commencing September 1 and subsequent fiscal years (until terminated) (the "Election") must be made not later than August 15. The Election will be effective for any Remuneration otherwise payable to the Director for services and for a ny Remuneration otherwise payable to the Director for services performed in each subsequent fiscal year until the Election is terminated. An individual elected as a Director who was not a Director at any time during the twelve-month period preceding the date of his or her election may file an elect ion with respect to Remuneration for services in the fiscal year of his or her election and in subsequent fiscal years (until terminated) (a "newly-elected Director election"). In order to be effective for the fiscal year in which an



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individual is elected a Director, the individual must file his or her newly-elected Director election not later than the day preceding the day on which he or she is elected as a Director. Any Director who does not have in effect either the Election or a newly-elected Director election may make an election, effective for any Remuneration otherwise payable to the Director for services performed in the first fiscal year beginning subsequent to the filing of such election and fiscal years subsequent thereto (until terminated), by filing such an election not later than August 15 preceding the first fiscal year for which the election is to be effective. Such an election must be in writing and must be irrevocable.

     A termination of any Director's election must be in writing and must be filed not later than August 15 in order to be effective for Remuneration otherwise payable for services in the succeeding fiscal year and subsequent fiscal years. Each election shall be made by filing with the Secretary of th e Company the Director's written irrevocable election. No such election or notice shall be effective prior to its receipt by the Secretary of the Company.

     19.4 Shares which are available under the Plan shall be delivered to a Director who makes an election in compliance with Section 19.3 equal in Fair Market Value at the delivery date to that portion of the Remuneration for which a Share delivery is to be made in lieu of Remuneration. Such deliver y of Shares to a Director under the Plan will be in addition to and wholly apart from any delivery of Shares to such Director pursuant to the Southwestern Public Service Company Directors' Deferred Compensation Plan.

     19.5 Any Shares delivered to an employee under the Plan in lieu of cash bonus or incentive payments, or to a Director in lieu of Remuneration, shall reduce the aggregate number of Shares authorized for issuance and delivery under the Plan. The provisions of this Section 19 shall be operative onl y with respect to the delivery of whole Shares in lieu of cash bonus or incentive payments or Remuneration, as the case may be.

     19.6 Such application and such delivery of Shares shall not be permitted under the Plan after the expiration of ten years from the date the Plan is adopted. Delivery of such Shares shall be deemed to occur on the date certificates therefor are sent by United States mail or hand delivered to the recipient.

20. NONUNIFORM DETERMINATION PERMISSIBLE

     The Committee's or Operating Committee's determinations under the Plan, including, without limitation, determinations as to the persons to receive Awards, the form, amount, and type of Awards, the terms and provisions of Awards, the written instruments evidencing Awards, and the granting or rejec ting of applications for delivery of Shares in lieu of cash bonus or incentive payments to an employee or compensation of a director need not be uniform as among persons similarly situated and may be made selectively among eligible employees or directors.

21. TAXES

     The Company shall be entitled to withhold the amount of any withholding tax payable with respect to any Awards or Share delivery in lieu of cash payments and to sell such number of Shares as may be necessary to produce the amount so required to be withheld, unless the recipient supplies to the Co mpany cash in the amount requested by the Company for the purpose. The person entitled to receive Shares pursuant to an Award will be given notice as far in advance as practicable to permit such cash payment to be made to the Company. The Company



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may, in lieu of sale of Shares, defer making delivery of Shares until indemnified to its satisfaction with respect to any such withholding tax.

22. TENURE

     An employee's right, if any, to continue in the employ of the Company or a Subsidiary shall not be affected by the fact that the employee is a participant under the Plan; and the Company or Subsidiary shall retain the right to terminate his or her employment without regard to the effect such term ination may have on any rights he or she may have under the Plan.

23. APPLICATION OF PROCEEDS

     The proceeds received by the Company from the sale of its Shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

24. OTHER ACTIONS

     Nothing in the Plan shall be construed to limit the authority of the Company to exercise all of its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee o r any other person, firm, corporation, association, or other entity, or to grant options to, or assume options of, any person in connection with the acquisition by purchase, lease, merger, consolidation, or otherwise of all or any part of the business or assets of any person, firm, corporation, ass ociation, or other entity.

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